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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 26, 2000

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Islands of Bermuda             0-25456                13-3795510
      State or other             (Commission            (IRS Employer
jurisdiction of incorporation)   File Number)       Identification Number)


              CEDAR HOUSE, 41 CEDAR AVENUE, HAMILTON, BERMUDA HM 12
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                         REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE:

                                 (441) 295-2244

                                GLOBALSTAR, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                          333-25461                   13-3759824
(State or other                  (Commission                  (IRS Employer
jurisdiction of incorporation)   File Number)             Identification Number)


                  3200 ZANKER ROAD, SAN JOSE, CALIFORNIA 95134
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                         REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE:

                                  (408)933-4000




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)  None.

         (c)  Exhibits.

         1. Underwriting Agreement dated January 26, 2000, by and among Globalstar Telecommunications Limited, Bear, Stearns & Co. Inc., Banc of America Securities LLC, Lehman Brothers Inc., C.E. Unterberg, Towbin, ING Barings LLC, and Credit Lyonnais Securities (USA) Inc.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GLOBALSTAR TELECOMMUNICATIONS
                                              LIMITED
                                              (Registrant)


                  Date: January 31, 2000     By: /s/ Avi Katz
                                              Avi Katz
                                              Vice President and Secretary

                                              Globalstar, L.P.
                                              (Registrant)

                                              By:  Loral/QUALCOMM Satellite
                                              Services,
                                              L.P., its general partner
                                              By:  Loral/QUALCOMM Partnership,
                                              L.P.,
                                              its general partner
                                              By:  Loral General Partner, Inc.,
                                              its general partner


                   Date: January 31, 2000     By: /s/ Avi Katz
                                              Avi Katz
                                              Vice President and Secretary




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